Exhibit 99.1	EXECUTION COPY

AMENDMENT NO. 3
TO
CREDIT AGREEMENT

        This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), made as of December 24, 2001, among OGLEBAY NORTON COMPANY ("Borrower"), the banking institutions named in Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks" and individually, "Bank"), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks ("Agent"), BANK ONE, MICHIGAN, as syndication agent ("Syndication Agent") and THE BANK OF NOVA SCOTIA, as documentation agent ("Documentation Agent").

WITNESSETH :

        WHEREAS, Borrower, the Banks, Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, and as subsequently amended by that certain Amendment No. 1 to Credit Agreement and Waiver, dated as of June 30, 2001, and Amendment No. 2 to Credit Agreement and Waiver, dated as of November 9, 2001 (as so amended from time to time, the "Credit Agreement"), pursuant to which the Banks have made certain loans and other financial accommodations available to Borrower; and

        WHEREAS, Borrower, the Banks, Agent, the Syndication Agent and the Documentation Agent desire to amend the Credit Agreement further as hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, Agent, the Syndication Agent and the Documentation Agent do hereby agree as follows:

1.    DEFINED TERMS.

        Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

2.    AMENDMENT TO THE CREDIT AGREEMENT.

        2.1 Amendment to Article I. Article I, Definitions, is amended by: (i) adding thereto new definitions, "Amendment No. 3 Closing Date" and "Revolving Credit Availability" to be inserted into Article I in appropriate alphabetical order and (ii) amending the definitions of "Applicable Commitment Fee Rate," "Applicable Margin," "Default Rate" and "Derived LIBOR Rate" to read as follows:

"Amendment No. 3 Closing Date" shall mean December 24, 2001.

"Applicable Commitment Fee Rate" shall mean:

(a) for the period commencing on the Amendment 3 Closing Date until but excluding the first day of the month after the date of receipt by Agent of the financial statements for the fiscal year ending December 31, 2001, sixty two and one-half (62.50) basis points; and

(b) commencing on the first day of the month after the date of receipt by Agent of the financial statements for the fiscal year ending December 31, 2001, the number of basis points set forth in the following matrix, based upon the result of the computation of the Leverage Ratio, shall be used to establish the number of basis points that will go into effect on such date and thereafter:

Leverage Ratio	Applicable Commitment Fee Rate
Greater than or equal to 6.00 to 1.00 but less than or equal to 6.35 to 1.00	62.50 basis points
Greater than or equal to 5.50 to 1.00 but less than 6.00 to 1.00	62.50 basis points
Greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00	62.50 basis points
Greater than or equal to 4.50 to 1.00 but less than 5.00 to 1.00	50.00 basis points
Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	50.00 basis points
Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00	50.00 basis points
Less than 3.50 to 1.00	50.00 basis points

Changes to the Applicable Commitment Fee Rate shall be effective on the first day of the month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3 (a) or (b) hereof, the quarterly or annual financial statements of the Companies. The above matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Banks to charge the Default Rate, or the rights and remedies of the Banks pursuant to Articles VII and VIII hereof.

"Applicable Margin" shall mean:

(a) for the period commencing on the Amendment 3 Closing Date until but excluding the first day of the month after the date of receipt by Agent of the financial statements for the fiscal year ending December 31, 2001, (i) three hundred seventy five (375) basis points for LIBOR Loans, and (ii) one hundred and fifty (150) basis points for Prime Rate Loans, and

(b) commencing on the first day of the month after the date of receipt by Agent of the financial statements for the fiscal year ending December 31, 2001, the number of basis points (depending upon whether Loans are LIBOR Loans or Prime Rate Loans) set forth in the following matrix, based upon the result of the computation of the Leverage Ratio, shall be used to establish the number of basis points that will go into effect on such date and thereafter:

Leverage Ratio	Applicable Margin for LIBOR Loans	Applicable Margin for Prime Rate Loans
Greater than or equal to 6.00 to 1.00 but less than or equal to 6.35 to 1.00	375 basis points	150 basis points
Greater than or equal to 5.50 to 1.00 but less than 6.00 to 1.00	350 basis points	125 basis points
Greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00	325 basis points	100 basis points
Greater than or equal to 4.50 to 1.00 but less than 5.00 to 1.00	300 basis points	75 basis points
Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	275 basis points	50 basis points
Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00	250 basis points	25 basis points
Less than 3.50 to 1.00	225 basis points	0 basis points

Changes to the Applicable Margin shall be effective on the first day of the month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3 (a) or (b) hereof, the quarterly or annual financial statements of the Companies The above matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Banks to charge the Default Rate, or the rights and remedies of Agent and the Banks pursuant to Articles VII and VIII hereof.

"Default Rate" shall mean a rate per annum equal to three hundred and fifty (350) basis points in excess of the Prime Rate from time to time in effect.

"Derived LIBOR Rate" shall mean a rate per annum equal to the sum of the Applicable Margin (from time to time in effect) plus the LIBOR Rate.

"Revolving Credit Availability" shall mean, at any time of determination, the Total Commitment Amount less the Revolving Credit Exposure.

2.2 Amendment to Section 2.5. The introductory clause of Section 2.5 (c) is amended to read as follows:

SECTION 2.5 COMMITMENT AND OTHER FEES; REDUCTION OF COMMITMENTS.
. . .

(c) In addition to the mandatory reduction of Commitments required by Section 5.28 hereof, . . .

2.3 Amendment to Section 5.3 Section 5.3 is amended by adding new Section 5.3(aa) after Section 5.3(a) to read as follows:

(aa) within thirty (30) days after the end of each calendar month period of each fiscal year of Borrower, statements of income (loss) and cash-flows of the

Borrower for the month and fiscal year to date periods, and including a variance analysis of actual Consolidated EBITDA to the budget forecast, an analysis of the performance of each major business unit and such other information as reasonable requested by Agent, all prepared on a Consolidated and consolidating basis, in accordance with GAAP, and in form and detail satisfactory to the Banks and certified by a Financial Officer of Borrower;

2.4 Amendment to Section 5.7 Section 5.7 of the Agreement shall be modified by (i) amending Subsections (a), (b), (c), (d), (e) and (f) thereof to read as follows and (ii) adding Subsection (g) thereto to read as follows:

SECTION 5.7 FINANCIAL COVENANTS

(a) LEVERAGE RATIO. The Companies shall not suffer or permit at any time the Leverage Ratio to exceed: (i) 5.85 to 1.00 from October 1, 2001 through December 31, 2001, (ii) 6.35 to 1.00 on January 1, 2002 through March 31, 2002, (iii) 6.30 to 1.00 on April 1, 2002 through June 30, 2002, (iv) 5.50 to 1.00 on July 1, 2002 through September 30, 2002 and (v) 5.05 to 1.00 on October 1, 2002 and thereafter.

(b) SENIOR DEBT RATIO. The Companies shall not suffer or permit at any time the ratio of: (x) Total Senior Funded Indebtedness to (y) Consolidated Pro-Forma EBITDA to be greater than: (i) 4.35 to 1.00 from October 1, 2001 through December 31, 2001, (ii) 4.80 to 1.00 on January 1, 2002 through June 30, 2002, (iii) 4.15 to 1.00 on July 1, 2002 through September 30, 2002 and (iv) 3.75 to 1.00 on October 1, 2002 and thereafter, in each case, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

(c) INTEREST COVERAGE. The Companies shall not suffer or permit at any time the ratio of: (x) Consolidated Pro-Forma EBITDA to (y) Consolidated Pro-Forma Interest Expense (less non cash amortized financing and FAS 133 costs to the extent included in Consolidated Pro-Forma Interest Expense in accordance with GAAP) to be less than: (i) 1.70 to 1.00 from October 1, 2001 through December 31, 2001, (ii) 1.60 to 1.00 on January 1, 2002 through June 30, 2002, (iii) 1.75 to 1.00 on July 1, 2002 through September 30, 2002 and (iv) 1.80 to 1.00 on October 1, 2002 and thereafter, in each case, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

(d) CASH-FLOW COVERAGE. The Companies shall not suffer or permit at any time the ratio of: (x) Consolidated Pro-Forma Cash Flow to (y) Consolidated Pro-Forma Fixed Charges to be less than: (i) 0.90 to 1.00 from October 1, 2001 through December 31, 2001, (ii) 0.80 to 1.00 on January 1, 2002 through March 31, 2002, (iii) 0.90 to 1.00 on April 1, 2002 through June 30, 2002, (iv) 1.05 to 1.00 on July 1, 2002 through September 30, 2002, and (v) 1.20 to 1.00 on October 1, 2002 and thereafter, in each case, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

(e) NET WORTH. The Companies shall not suffer or permit Consolidated Net Worth at any time, based upon the Consolidated financial statements of the Companies for the most recently completed fiscal quarter, to fall below the current minimum amount required, which current minimum amount required shall be: (i) as of December 31, 2001, an amount equal to One Hundred Twelve Million One Hundred

Forty Thousand Dollars ($112,140,000), and (ii) with respect to the Companies' fiscal quarters ending after December 31, 2001, an amount equal to such One Hundred Twelve Million One Hundred Forty Thousand Dollars ($112,140,000) with such amount positively increased as of March 31, 2002 by any Increase Amount applicable to the fiscal quarter then ending, and further positively increased as of the last day of each fiscal quarter thereafter by any additional Increase Amount applicable to such fiscal quarter. As used herein, the term "Increase Amount" shall mean an amount equal to (i) sixty-five percent (65%) of the positive Consolidated Net Earnings of the Companies for the fiscal quarter then ended, plus (ii) one hundred percent (100%) of the proceeds of any equity offering or any debt offering convertible to equity.

(f) MINIMUM CONSOLIDATED PRO-FORMA EBITDA. The Companies shall not suffer or permit at any time Consolidated Pro-Forma EBITDA to be less than (i) Sixty-Five Million Dollars ($65,000,000) from October 1, 2001 through June 30, 2002, (ii) Seventy Million Dollars ($70,000,000) on July 1, 2002 through September 30, 2002 and (iii) Seventy Two Million Five Hundred Thousand Dollars ($72,500,000) on October 1, 2002 and thereafter, in each case, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

(g) MINIMUM REVOLVING CREDIT AVAILABILITY. The Companies shall at all times maintain a Revolving Credit Availability of not less than (i) $5,000,000 from the Amendment No. 3 Closing Date through June 30, 2002, and (ii) $10,000,000 from July 1, 2002 and at all times thereafter.

2.5 Amendment to Section 5.13. Section 5.13 is amended to read as follows:

SECTION 5.13. ACQUISITIONS. Without the prior written consent of Agent and the Majority Banks, no Company shall effect an Acquisition or Permitted Acquisition.

2.6 Amendment to Section 5.18. Section 5.18 is amended to read as follows:

SECTION 5.18. CAPITAL EXPENDITURES. Borrower and its Subsidiaries shall not invest in Consolidated Capital Expenditures in an aggregate amount exceeding: (i) as of December 31, 2001, Thirty Million Dollars ($30,000,000) for the Companies' most recently completed four (4) fiscal quarters then ending, (ii) as of March 31, 2002, Thirty Million Dollars ($30,000,000) for the Companies' most recently completed four (4) fiscal quarters then ending, and (iii) as at the end of any fiscal quarter of the Companies ending after April 1, 2002, Twenty Five Million Dollars ($25,000,000) for the Companies' most recently completed four (4) fiscal quarters then ending.

2.7 Amendment to Section 5.28 Section 5.28 shall be amended by adding as the last sentence thereof the following sentence:

SECTION 5.28. APPLICATION OF RIVERSIDE AND MARBLE CITY SALE PROCEEDS; REDUCTION OF COMMITMENT.

. . . Any such application and reduction shall be on a pro rata basis in accordance with the respective Commitment Percentages of the Banks.

2.8 Addition of Section 5.29 Section 5 shall be amended by adding Section 5.29 thereto:

SECTION 5.29. APPRAISAL OF MARINE VESSELS. Within sixty (60)

days after the Amendment No. 3 Closing Date, Borrower shall have furnished to Agent, in scope mutually acceptable to the Agent and the Borrower, and in form and substance acceptable to Agent, an appraisal by an independent third party appraiser recognized in the industry of Borrower's marine transportation vessels.

2.9 Addition of Section 5.30. Section 5 shall be amended by adding Section 5.30 thereto:

SECTION 5.30. DEVELOPMENT OF REFINANCING PLAN. Borrower shall (i) engage by April 30, 2002 an independent financial advisor to develop an initial plan leading to a new capital structure which reduces the Borrower's Debt hereunder and under the Loan Agreement as of or prior to the scheduled maturity of such Debt and (ii) furnish a report prepared by Borrower and such advisor to Agent and the Banks by June 30, 2002.

2.10 Amendment to Section 10 Section 10 shall be amended by (i) amending Subsection (a) thereof to read as follows and (ii) amending clause (ii) pertaining to the required Minimum Amount to read as follows:

SECTION 10.10. BANK ASSIGNMENTS/PARTICIPATIONS.

A. Assignments of Commitments. Each Bank shall have the right at any time or times to assign to another financial institution, without recourse, all or a percentage of all (which percentage does not have to be pro rata and may vary in percentage between such Bank's Term Loan Commitment (as defined in the Loan Agreement) and its Commitment hereunder) of the following: (a) such Bank's Commitment, (b) all Loans made by such Bank, (c) such Bank's Notes, and (d) such Bank's interest in any Letter of Credit and any participation purchased pursuant to Section 2.1B or 8.5 hereof.

. . .

(ii) Minimum Amount. Each such assignment shall be in a minimum amount of the lesser of Five Million Dollars ($5,000,000) of the assignor's Commitment and interest herein or the entire amount of the assignor's Commitment and interest herein;

. . .

3.	REPRESENTATIONS AND WARRANTIES.

Borrower hereby represents and warrants as follows:

3.1 The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. The execution, delivery, and performance of this Amendment, the Credit Agreement (as amended hereby), and the other Loan Documents to which Borrower is a party are within Borrower's corporate powers, have been duly authorized, and are not in contravention of Law or the terms of Borrower's Certificate of Incorporation or By-Laws or any indenture (including the Indenture) or other document or instrument evidencing borrowed money or any other agreement or undertaking to which Borrower is a party or by which it or its property is bound.

        3.2   Claims and Defenses.  As of the date of this Amendment, neither Borrower nor any of the Companies has any defenses, claims, counterclaims or setoffs with respect to the Credit Agreement, the Loan Documents or any obligations thereunder or with respect to any actions of Agent, the Syndication Agent, the Documentation Agent, the Banks or any of their respective officers, directors, shareholders, employees, agents or attorneys, and Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases Agent, the Syndication Agent, the Documentation Agent, the Banks, and each of their respective officers, directors, shareholders, employees, agents and attorneys, from the same.

        3.3   Credit Agreement; Status of Credit Agreement.  The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. As of the date of this Amendment, (i) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct with the same force and effect as if made on and as of such date except to the extent that any thereof expressly relate to an earlier date and (ii) no Unmatured Event of Default or Event of Default shall then exist.

        3.4   Nonwaiver.  The execution, delivery, performance and effectiveness of this Amendment shall not operate, be deemed to be, or be construed to be a waiver: (i) of any right, power or remedy of Agent, the Syndication Agent, the Documentation Agent, any Bank under the Credit Agreement or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed to be: (i) a waiver of any Event of Default under the Credit Agreement as previously amended and as further amended by this Amendment or (ii) a revocation of any prior written waivers of any Events of Default thereunder.

        3.5   Reference to and Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby.

4.     CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 3.

        This Amendment shall become effective as of the date (the "Amendment Effective Date") on which each of the following conditions precedent shall have been fulfilled:

        4.1   Amendment No. 3 to Credit Agreement.  Agent shall have received from Borrower and a requisite number of Banks to constitute Majority Banks (as defined in the Credit Agreement) an original counterpart of this Amendment No. 3 to Credit Agreement, executed and delivered by a duly authorized officer of Borrower or each such Bank, as the case may be.

        4.2   Amendment No. 3 to Loan Agreement.  Agent shall have received from Borrower and a requisite number to constitute Majority Banks an original counterpart of

Amendment No. 3 to Loan Agreement, in form and substance acceptable to Agent, executed and delivered by a duly authorized officer of Borrower or each such Bank, as the case may be.

        4.3     Acknowledgment of Guarantors.  Agent shall have received the Acknowledgment of Guarantors, attached hereto, executed and delivered by a duly authorized officer of each of the Guarantors.

        4.4     Amendment Fee; Agent Fees.  Agent shall have received for the benefit of those Banks (including Agent in its capacity as a Bank) approving this Amendment and Amendment No. 3 to Loan Agreement a one time amendment fee, in consideration for the Banks approving both such amendments, in the amount of thirty (30) basis points multiplied by the sum of the Total Commitment plus the Total Commitment Amount (as defined in the Loan Agreement), to be shared pro rata among such approving Banks.

5.     MISCELLANEOUS.

        5.1     Governing Law.  This Amendment has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio. This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to principles of conflict of law, and all other laws of mandatory application.

        5.2     Severability.  Each provision of this Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

        5.3     Counterparts.  This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

[Signature Page to Follow]

        IN WITNESS WHEREOF, Borrower has caused this Amendment No. 3 to Credit Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

Address:	1100 Superior Avenue Cleveland, Ohio 44114 Attention: Treasurer	OGLEBAY NORTON COMPANY By: /s/ R. F. Walk Name: R. F. Walk Title: Vice President and Secretary

Address:	Key Center 127 Public Square Cleveland, Ohio 44114-1306 Attention: Large Corporate Banking Division	KEYBANK NATIONAL ASSOCIATION, as a Bank and as Agent By: /s/ Frank J. Jancar Name: Frank J. Jancar Title: Vice President

Address:	611 Woodward Avenue Detroit, Michigan 48226 Attention: Large Corporate Banking Division	BANK ONE, MICHIGAN By: /s/ Glenn A. Currin Name: Glenn A. Currin Title: Director

Address:	600 Peachtree Street Suite 2700 Atlanta, Georgia 30308 Attention: Large Corporate Banking Division	THE BANK OF NOVA SCOTIA By: /s/ N. Bell Name: N. Bell Title: Assistant Agent

Address:	500 Woodward Avenue, 9th Fl. Detroit, Michigan 48226 Attention: Large Corporate Banking Division	COMERICA BANK By: /s/ Jeffrey J. Judge Name: Jeffrey J. Judge Title: Vice President

Address:	231 S. LaSalle Street Chicago, Illinois 60697 Attention: Peter J. Gates Banking Division	BANK OF AMERICA, N.A. By: /s/ Ronald Prince Name: Ronald Prince Title: Senior Vice President

Address:	111 West Monroe, 10W Chicago, Illinois 60603 Attention: Large Corporate Banking Division	HARRIS TRUST AND SAVINGS BANK By: /s/ Sarah U. Johnston Name: Sarah U. Johnston Title: Vice President

Address:	Address: 975 Euclid Avenue Cleveland, Ohio 44115 Attention: Large Corporate Banking Division	THE HUNTINGTON NATIONAL BANK By: /s/ John R. Macks Name: John R. Macks Title: Vice President

Address:	1111 Superior Avenue Suite 1600 Cleveland, Ohio 44114 Attention: Large Corporate Banking Division	MELLON BANK, N.A. By: /s/ William P. McGreehan Name: William P. McGreehan Title: Vice President

Address:	1900 East Ninth Street Cleveland, Ohio 44114 Attention: Large Corporate Banking Division	NATIONAL CITY BANK By: /s/ Janice E. Focke Name: Janice E. Focke Title: Senior Vice President

Address:	250 West Huron Cleveland, Ohio 44113 Attention: Large Corporate Banking Division	JP MORGAN CHASE BANK By: /s/ Henry W. Centa Name: Henry W. Centa Title: Vice President

Address:	1404 East Ninth Street Cleveland, Ohio 44114 Attention: Large Corporate Banking Division	FIFTH THIRD BANK, NORTHEASTERN OHIO By: /s/ Roy C. Lanctot Name: Roy C. Lanctot Title: Vice President

Address:	1350 Euclid Avenue Cleveland, Ohio 44115 Attention: Large Corporate Banking Division	FIRSTAR BANK, NATIONAL ASSOCIATION By: /s/ Christine C. Gencer Name: Christine C. Gencer Title: Vice President

Address:	1185 Avenue of the Americas New York, New York 10036 Attention: Manhattan Commercial	FLEET NATIONAL BANK By: /s/ Thomas G. Carley Name: Thomas G. Carley Title: Vice President

Address:	110 South Stratford Road Suite 301 Winston-Salem, NC 27104 Attention: Large Corporate Banking Division	BRANCH BANKING & TRUST CO. By: /s/ James C. Stallings Name: James C. Stallings Title: Assistant Vice President

ACKNOWLEDGMENT OF GUARANTORS

        Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 3 to Credit Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment, the Security Agreement and any other Loan Document to which any of the undersigned is a party shall remain in full force and effect and be unaffected hereby.

ONCO Investment Company
Oglebay Norton Industrial Minerals, Inc.
Oglebay Norton Management Company
Oglebay Norton Industrial Sands, Inc.
Oglebay Norton Terminals, Inc.
Oglebay Norton Engineered Materials Inc.
Michigan Limestone Operations, Inc.
Global Stone Corporation (successor by merger to
         Oglebay Norton Acquisition Company)
Global Stone Tenn Lutrell Company
Global Stone Chemstone Corporation
Global Stone St. Clair, Inc.
Global Stone Filler Products Company
Global Stone James River, Inc.
GS PC, Inc.
Oglebay Norton Minerals, Inc.
Oglebay Norton Specialty Minerals, Inc.
ON Marine Services Company

	By:	/s/ Rochelle F. Walk

Rochelle F. Walk, as Vice President and Secretary of each of the companies listed above.

Texas Mining, LP, by its General Partner Oglebay Norton Industrial Sands, Inc.

;	By:	/s/ Rochelle F. Walk

Rochelle F. Walk Vice President and Secretary

Global Stone PenRoc LP, by its General Partner, GS PC, Inc,.

	By:	/s/ Rochelle F. Walk

Rochelle F. Walk Vice President and Secretary

Oglebay Marine Services Company, L.L.C., by its Member ON MARINE SERVICES COMPANY

	By:	/s/ Rochelle F. Walk

Rochelle F. Walk Vice President and Secretary